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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)     April 29, 1998
                                               ---------------------------------

                                   INTUIT INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-21180                   77-0034661
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(State or other jurisdiction      (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)


     2535 Garcia Avenue
  Mountain View, California                                     94025
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code    (650) 944-6000
                                                     ---------------------------


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Item 5:    Other Events

           Adoption of Shareholder Rights Plan.

           On April 29, 1998, the Board of Directors of Intuit Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on May 11, 1998 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or
(ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a price of $250.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer and Trust Company, as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.

           Amendment of Bylaws

           On April 29, 1998, the Board of Directors of the Company amended the Company's Bylaws to: (i) permit only the Chairman of the Board, the Chief Executive Officer, the President or a majority of the Board of Directors of the Company to call a special meeting of the stockholders and (ii) provide that vacancies on the Board of Directors be filled only by the remaining members of the Board of Directors.


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Item 7:    Financial Statements and Exhibits.

           (c)  Exhibits

                3.1 Bylaws of the Company, as amended and restated effective April 29, 1998.

                4.1 Rights Agreement dated May 1, 1998, between the Company and American Stock Transfer and Trust Company, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series B Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on May 5, 1998.)

                99.1 Press release of the Company dated May 4, 1998.

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                             SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 5, 1998

                               INTUIT INC.



                               By:  /s/ William V. Campbell
                                    --------------------------------------------
                                    William V. Campbell
                                    President and Chief Executive Officer




                                  EXHIBIT INDEX


Exhibit


3.1 Bylaws of the Company, as amended and restated effective April 29, 1998.

4.1 Rights Agreement dated May 1, 1998, between the Company and American Stock Transfer and Trust Company, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series B Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on May 5, 1998.)

99.1       Press release of the Company dated May 4, 1998.


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